                                                               Exhibit 10.3

                           ASSIGNMENT FOR SECURITY OF
                       PATENTS, TRADEMARKS AND COPYRIGHTS


         This ASSIGNMENT FOR SECURITY OF PATENTS, TRADEMARKS AND COPYRIGHTS (this "ASSIGNMENT") is made as of the 29th day of April, 1998 by and between:

         SPINCYCLE, INC. a Delaware corporation, ( "ASSIGNOR"); and

         HELLER FINANCIAL, INC., a Delaware corporation, as Agent for the benefit of the Lenders defined below (in such capacity, "AGENT").

                               W I T N E S S E T H

         WHEREAS, pursuant to a certain Loan and Security Agreement of even date herewith among Assignor, Agent and certain financial institutions from time to time party thereto (collectively, "LENDERS") (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), Lenders have agreed to make certain loans and extend certain other financial accommodations to Assignor; and

         WHEREAS, the Loan Agreement grants to Agent for the benefit of Lenders a continuing security interest in certain assets of Assignor, including, without limitation, all of Assignor's patents, patent rights and applications therefor, trademarks and applications therefor, copyrights and applications and registrations therefor, license rights and goodwill;

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

         SECTION 1. INCORPORATION OF LOAN AGREEMENT DEFINITIONS. The Loan Agreement and the provisions thereof are hereby incorporated herein in their entirety by this reference thereto. Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Loan Agreement.

         SECTION 2. ASSIGNMENT FOR SECURITY.

                (a) To secure the complete and timely payment and satisfaction of the Obligations, Assignor hereby grants to Agent for the benefit of Lenders a continuing security interest in its entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising:

                  (i) patents, patent applications and patent licenses, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents, patent applications and patent licenses listed on Schedule A attached hereto and made a part hereof and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "PATENTS");

                  (ii) copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations copyright applications and copyright licenses, including, without limitation, the copyright registrations, applications and licenses listed on Schedule B attached hereto and made a part hereof and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "COPYRIGHTS");

                  (iii) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, all applications and licenses in connection therewith, including, without limitation, the trademarks, applications and licenses listed on Schedule C attached hereto and made a part hereof and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "TRADEMARKS"); and

                  (iv) all rights corresponding to any of the foregoing throughout the world and the goodwill of Assignor's business connected with the use of and symbolized by the Trademarks.

            (b) In addition to, and not by way of limitation of, all other rights granted to Agent for the ratable benefit of Lenders under the Loan Agreement, this Assignment and all other Loan Documents, as collateral security for the complete payment when due of all Obligations under the Loan Agreement and the other Loan Documents, each Assignor hereby sells, assigns, grants, conveys, transfers and sets over to Agent, for use and benefit of Lenders, upon the occurrence of an

Event of Default, any and all rights of Assignor under any license and any license agreement with any other party, whether Assignor is a licensor or licensee under such license agreement and the right to prepare for sale, sell and advertise for sale, all Collateral now or hereafter owned by Assignor and now or hereafter covered by such license and agrees that it will not take any unreasonable action, or permit any unreasonable action to be taken by others subject to its control, including licensees, or fail to take any reasonable action, which could affect the validity or enforcement of the rights transferred to Agent under this Assignment which rights are material to the conduct of Assignor's business. Assignor hereby covenants that it will promptly notify Agent if any Patent, Copyright or Trademark shall at any time hereafter become subject to such license agreement and that it will promptly provide Agent with full identification thereof and with such further documentation as Agent may reasonably request to accomplish or assure the accomplishment of the purpose of this subsection.

            (c) If any provision of this Assignment or the application thereof to the Assignor or circumstance is held invalid or unenforceable, the remainder of this Assignment and the application of such provision will not be affected thereby and the provisions of this Assignment shall be severable in any such instance. If the execution and effect of this Assignment shall constitute a breach or default under the terms of any agreement for any reason including, without limitation, the failure to procure the prior consent of any third party, then this Assignment shall be deemed to be of no force or effect with respect to any such agreement.

         SECTION 3. LICENSES. Assignor hereby agrees that the use by Agent, on behalf of Lenders, of all Patents, Copyrights and Trademarks as described above shall be worldwide, to the extent possessed by Assignor, and is granted free of charge, without requirement that any monetary payment whatsoever (including, without limitation, any royalty, license fee or other related charges) be made to Assignor or any other Person by Agent or any Lender (except that if Agent shall receive proceeds from the disposition of any such property, such proceeds shall be applied to the Obligations). Notwithstanding the foregoing, in the event that Agent uses any Patents, Copyrights and/or Trademarks which are licensed from a third party, Agent shall be subject to all obligations (including, without limitation, royalty, license fee or other related charges) set forth in the license agreements related thereto. The term of the assignments and grant of security interest granted herein shall extend until the earlier of:
(x) expiration of each of the respective Patents, Copyrights and Trademarks assigned hereunder, or (y) the Obligations have been finally paid in full in cash and the Loan Agreement and the Commitments terminated.

         SECTION 4. REPORTS OF APPLICATIONS. The Patents, Copyrights and Trademarks constitute all of the federally registered patents, copyrights and trademarks, and applications therefor now owned by Assignor. Assignor shall provide Agent on a quarterly basis with a list of all new federally registered patents, copyrights and trademarks and federal applications for letters patent, copyright registrations and trademark registrations and licences, if any, which new patents, copyrights, trademarks, licenses and applications shall be subject to the terms and conditions of the Loan Agreement and this Assignment.

         SECTION 5. EFFECT ON LOAN AGREEMENT; CUMULATIVE REMEDIES. Assignor acknowledges and agrees that this Assignment is not intended to limit or restrict in any way the rights and remedies of Agent under the Loan Agreement but rather is intended to supplement and facilitate the exercise of such rights and remedies. All of the rights and remedies of Agent with respect to the Patents, Copyrights and Trademarks, whether established hereby, by the Loan Agreement, by any other agreements, or by law, shall be cumulative and may be exercised singularly or concurrently. Notwithstanding any provision herein contained to the contrary, Agent shall not have the right to use and enforce the Patents, Copyrights and Trademarks unless and until the occurrence of an Event of Default, and until the occurrence of an Event of Default Assignor shall have all of such rights.

         SECTION 6. BINDING EFFECT; BENEFITS. This Assignment shall be binding upon Assignor and its successors and assigns, and shall inure to the benefit of Agent for the benefit of Lenders and its successors and assigns whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.

         SECTION 7. APPLICABLE LAW; SEVERABILITY. THIS ASSIGNMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH ALL OF THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ILLINOIS AND BY THE OTHER INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT FOR THE PERFECTION AND ENDORSEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS OR, AS APPLICABLE, BY THE LAWS OF THE UNITED STATES OF AMERICA. WHENEVER POSSIBLE, EACH PROVISION OF THIS ASSIGNMENT SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ASSIGNMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS ASSIGNMENT.

         SECTION 8. CONSENT TO JURISDICTION. ASSIGNOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. ASSIGNOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. ASSIGNOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON ASSIGNOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO ASSIGNOR

AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE
SHALL BE COMPLETED WITHIN TEN (10) DAYS AFTER THE SAME HAS BEEN
POSTED.

         SECTION 9. JURY TRIAL WAIVER. ASSIGNOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE LOAN AGREEMENT. ASSIGNOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE LOAN AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. ASSIGNOR AND AGENT HEREBY WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.


                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first above written.


                                     SPINCYCLE, INC.


                                     By: /s/
                                        ---------------------------------
                                     Its:
                                         --------------------------------


                                     Address:

                                     15990 North Greenway/Hayden Loop
                                     Suite 400
                                     Scottsdale, Arizona 85260

                                     HELLER FINANCIAL, INC., as Agent


                                     By: /s/
                                        ---------------------------------
                                     Its:
                                        ---------------------------------

                                     Address:

                                     500 West Monroe Street
                                     Chicago, Illinois 60661

STATE OF NEW YORK                   )
                                    )  SS
COUNTY OF NEW YORK                  )

         I, Maritza Torres, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Patrick Boyer, personally known to me to be the Chief Financial Officer of SpinCycle, Inc., a Delaware corporation, the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Chief Financial Officer of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

         GIVEN under my hand and notarial seal this 29th day of April, 1998.


                                     /s/
                                     -------------------------------------------
                                                    Notary Public


                                     My commission expires:


                                     -------------------------------------------

STATE OF NEW YORK                   )
                                    )  SS
COUNTY OF NEW YORK                  )

         I, Maritza Torres, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that W.L. Hall, Jr., personally known to me to be the Senior Vice President of Heller Financial, Inc., the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Senior Vice President of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

         GIVEN under my hand and notarial seal this 29th day of April, 1998.



                                     /s/
                                     -------------------------------------------
                                                   Notary Public


                                     My commission expires:


                                     -------------------------------------------

                                   SCHEDULE A


                                     PATENTS

                                      None


                               PATENT APPLICATIONS

                                      None


                                 PATENT LICENSES

                                      None

                                   SCHEDULE B


                             COPYRIGHT REGISTRATIONS

                                      None


                             COPYRIGHT APPLICATIONS

                                      None


                               COPYRIGHT LICENSES

                                      None

                                   SCHEDULE C


                             TRADEMARK REGISTRATIONS


Mark                               Registration No.            Date
----                               ----------------            ----

Servicemark for SpinCycle          Reg. No. 2,051,510          April 8, 1997
(United States Patent and
Trademark Office)

Trademark for SpinCycle, Inc.      Reg. No. 2,056,312          April 22, 1997
(and design) (United States
Patent and Trademark Office)

Trademark for SPINCYCLE            Reg. No. 515676             January 29, 1996
(block letters) (Copyright
Directorate of Department of
Education (Mexico))


                             TRADEMARK APPLICATIONS


Mark                               Trademark Application No.   Date Applied
----                               -------------------------   ------------

Trademark for SpinCycle            No. 799733                  December 14, 1995
(Commissioner of Patents and
Registrar of Copyrights
(Canada))

Trademark for SpinCycle, Inc.      No. 810071                  April 16, 1996
(and design (Commissioner of
Patents and Registrar of
Copyrights (Canada))

Trademark for SpinCycle, Inc.      No. 260993                  April 26, 1996
(and design) (Copyright
Directorate of Department of
Education (Mexico))


                               TRADEMARK LICENSES

                                      None


                                     - 11 -